EX-99.1


                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       AND PRINCIPAL FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying Quarterly Report on Form 10-QSB of Golf Product Technologies, Inc. for the quarter ended June 30, 2002,
I, Jim Dodrill, President, Chief Executive Officer and Chief Financial Officer of Golf Product Technologies, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) 	such Quarterly Report on Form 10-QSB for the quarter ended June
        30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) 	the information contained in such Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Golf Product Technologies, Inc.



                                 /s/  Jim Dodrill
                                 ------------------
                                 President, Chief Executive Officer and
                                 Chief Financial Officer